UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : April 4, 2008

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graham Packaging Holdings Company

Current Report on Form 8-K

Item 5.02 –Departure of Certain Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Option Agreements

On April 4, 2008, Graham Packaging Holdings Company (the “Company”) concluded a program designed to permit members of the Company’s management, including Roger M. Prevot, the Company’s President and Chief Operating Officer, Ashok Sudan, the Company’s Executive Vice President and General Manager, Global Food and Beverage, and Peter T. Lennox, the Company’s Senior Vice President and General Manager of Household Chemical and Automotive and Personal Care/Specialty, each of whom are “named executive officers” of the Company, to exchange certain options to purchase partnership units of the Company (“Company Units”) pursuant to the Company’s 2004 Management Option Plan (the “2004 Plan”) for an option to purchase an equivalent number of Company Units pursuant to the Company’s 2008 Management Option Plan (the “2008 Plan”). The option exchange program was open for a period of 20 business days, beginning on March 7, 2008 and ending on April 4, 2008.

Mr. Prevot, Mr. Sudan and Mr. Lennox each participated in the option exchange program, and in exchange for their options under the 2004 Plan, Mr. Prevot was granted an option to purchase 68 Company Units, Mr. Sudan was granted an option to purchase 29 Company Units and Mr. Lennox was granted an option to purchase 11.1 Company Units pursuant to the 2008 Plan. Although Mr. Prevot, Mr. Sudan and Mr. Lennox were approximately 75% vested in their 2004 options, none of the officers are vested in any portion of their new options under the 2008 Plan on the date of grant. Instead, each option granted pursuant to the 2008 Plan is subject to a four-year time-based vesting schedule, with each officer becoming 25% vested in their option on March 7, 2009, and 25% on each of the following three anniversaries of such date. In addition, the 2008 options were granted with an exercise price equal to $36,746.60 per Company Unit, which was the fair value of a Company Unit on March 7, 2008, instead of the previous exercise price of $51,579.00, which was the fair value of a Company Unit when the officers were granted their 2004 options.

A form of Graham Packaging Holdings Company 2008 Management Option Plan Option Unit Agreement is attached hereto as Exhibit 10.1.

Item 9.01 - Financial Statement and Exhibits

(a)	Exhibit 10.1. Form of Option Unit Agreement pursuant to the Graham Packaging Holdings Company 2008 Management Option Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2008

GRAHAM PACKAGING HOLDINGS COMPANY

BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER

By:	/s/ Mark Burgess
Name:	Mark Burgess
Title:	Chief Financial Officer, Assistant Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Option Unit Agreement pursuant to the Graham Packaging Holdings Company 2008 Management Option Plan.